                                                                   EXHIBIT 10.3

                                 K-M PROPERTIES
                     ESTIMATED PAYMENT SCHEDULE ASSOCIATED
                             WITH ADIC'S OCCUPANCY
================================================================================


---------------------------------------------------------------------------------------------------------------------------
        ITEM                                 *COST                                       PAYMENT DATE
===========================================================================================================================
**Tenant Improvements:       Total Cost:                       $100,000      Approx. July 1, 1995
                             1.         Wall Reconfiguration:  $ 50,000
                             2.         Carpet & Tile:         $ 50,000
---------------------------------------------------------------------------------------------------------------------------
Building Improvements:       Total Cost:  Approx.              $140,000
                             1.         Paint Interior:          15,000      Approx. July 1, 1995
                             2.         Elevator:                50,000      Approx. July 1, 1997
                             3.         Parking Area:            25,000      Approx. July 1, 1997
                             4.         Paint Bldg.:             20,000      Approx. July 1, 1997
                             5.         Stairwell:               30,000      Approx. July 1, 1997
---------------------------------------------------------------------------------------------------------------------------
Real Estate Commissions      Total Cost:  Approx.              $ 79,730      50% - Approx. April 1, 1995 (Lease Execution)
                                                                             50% - July 1, 1995 (Lease Commencement)
---------------------------------------------------------------------------------------------------------------------------

 *Above costs are only estimates.
**Tenant improvements will potentially be paid by K-M Properties, and amortized over the lease term, and added to the rent.

                                                         BASIC LEASE INFORMATION

--------------------------------------------------------------------------------
                 Lease Date:  April 20, 1995

                 Landlord:  K-M Properties

                 Address of Landlord:



                 Tenant:  Advanced Digital Information Corporation  ("ADIC")

                 Premises:  K-M Building


PARAGRAPH 1      Premises approximately 31,148 square feet for year one, and
                 41,352 square feet thereafter in The K-M Building of approximately 41,352 square feet, such premises being shown and outlined in red on the plan attached hereto as Exhibit A, and being part of the real property described in Exhibit B attached hereto.


PARAGRAPH 1      Lease Term: Commencing on the "Commencement Date" as
                 hereinafter defined and ending 120 months thereafter except that in the event the Commencement Date is a date other than the first day of a calendar month, said term shall extend for said number of days in addition to the remainder of the calendar month following the Commencement Date.


PARAGRAPH 1      Scheduled Term Commencement Date:  September 1, 1995


PARAGRAPH 2      Monthly Base Rent:  Year        1:   $23,361.00  NNN
                                     Years   2 - 3:   $33,082.00  NNN
                                     Years   4 - 5:   $35,149.00  NNN
                                     Years   6 - 7:   $38,457.00  NNN
                                     Years   8 - 10:  $42,593.00  NNN

PARAGRAPH 2B     Security Deposit:  $35,149.00

PARAGRAPH 4A     Tenant's Initial Monthly Escrow Payment for Taxes and Other
                  Charges:  N/A

PARAGRAPH 7      Tenant's Initial Monthly Common Area Maintenance Charge:  N/A

PARAGRAPH 14B    Tenant's Initial Monthly Insurance Escrow Payment:  $297.00

                 Tenant's Initial Monthly Payment Total:  $297.00

                 The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information herein above set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the former shall control.

                                                                  Please Initial

                                                                   Landlord CHM

                                                                     Tenant BWB

                                LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between K-M Properties, hereinafter referred to as "Landlord", and Advanced Digital Information Corporation, hereinafter referred to as "Tenant";

                                   WITNESSETH

1.       PREMISES AND TERM.

         A. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes and leases from Landlord those certain Premises as outlined in red on Exhibit "A" attached hereto (hereinafter referred to as the "Premises") and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way appertaining to the Premises and together with buildings and other improvements situated or to be situated upon land described in Exhibit "B" attached hereto.

         B. TO HAVE AND TO HOLD the same for a term commencing on the "Commencement Date", as hereinafter defined, and ending thereafter as specified in the Basic Lease Information, attached hereto, (the "Lease Term"), provided, however, that, in the event the "Commencement Date" is a date other than the first day of a calendar month, said term shall extend for said number of days in addition to the remainder of the calendar month following the "Commencement Date".

         C. The "Commencement Date" shall be the Scheduled Term Commencement Date shown in the Basic Lease Information, attached hereto and incorporated herein by reference, or the date upon which the Premises shall have been substantially completed in accordance with the plans and specification described in Exhibit "C" and Exhibit "C-1" attached hereto and incorporated herein by reference, whichever is earlier. If the Premises shall not have been substantially completed as aforesaid by the Scheduled Term Commencement Date, Tenant's obligations to pay rent and its other obligations for payment under this Lease shall commence on the date the Premises are substantially completed as aforesaid, and Landlord shall not be liable to Tenant for any loss or damage resulting from such delay. Landlord shall notify Tenant in writing as soon as Landlord deems the Premises to be substantially completed and ready for occupancy. In the event that the Premises have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that the Premises are substantially completed and ready for occupancy. The taking of possession by Tenant shall be deemed conclusively to establish that the Premises have been substantially completed in accordance with the plans and specifications and that the Premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the Premises have been made by Landlord, unless such are expressly set forth in this Lease. After the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, specifying the Commencement Date and the rent commencement date, in recordable form. In the event of any dispute as to the substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

2.       BASE RENT AND SECURITY DEPOSIT.

         A. Tenant agrees to pay to Landlord Base Rent for the Premises, in advance without demand, deduction or set off, for the entire Lease Term hereof at the rate specified in the Basic Lease Information, payable in monthly installments. One such monthly installment shall be due and payable on the commencement date and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date recited above during the Lease Term, except that the rental payment for any factional calendar month at the commencement or end of the Lease period shall be prorated on the basis of a 30-day month.

         B. In addition, Tenant agrees to deposit with Landlord on the date hereof a security deposit in the amount specified in the Basic Lease Information, which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligation under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit, not the last month's rent nor a measure of Landlord's damages in the event of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudices to any other remedy provided herein or provided by law, use such deposit to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; or to perform any obligation required of Tenant under the Lease; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligation under this Lease have been fulfilled.

                                       1

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

3.       USE.

         A. The Premises shall be used only for the purpose of general office, receiving, storing, shipping, assembly, light manufacturing, and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for its use of the Premises. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directive including but not limited to those regarding the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant orders, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the Premises are situated or unreasonably interfere with their use of their respective Premises. In addition to any other remedies Landlord may have for a breach by Tenant of the terms of this Section 3, Landlord shall have the right to have Tenant evicted from the Premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. In the event Tenant's use of Premises shall result in an increase in insurance premiums, Tenant shall be solely responsible for said increase.

         B. With respect to any release of toxic or hazardous substances or wastes or other condition of the Premises occurring on or after the date of the Lease and caused by or resulting from the negligent acts or omissions or willful misconduct of Tenant, its employees, authorized agents, or contractors, and which release or other condition violates the provisions of, or necessitates any removal, treatment, or other remedial action under, any past, present, or future federal, state, or local statute or ordinance or any regulation, directive, or requirement or any governmental authority with jurisdiction relating to protection of the environment, Tenant agrees to defend, indemnify, and hold harmless Landlord, its partners, employees, agents, and contractors, from and against any and all losses, claims, liabilities, damages, demands, fines, costs, and expenses (including reasonable attorney's fees and legal expenses) arising out of or resulting therefrom. The provisions of this paragraph shall survive the termination or expiration of this Lease and the surrender of the Premises by Tenant, with respect to releases, events, or condition occurring prior to such termination, expiration, or surrender. With respect to any release of toxic or hazardous substances or wastes or other condition of the Premises occurring prior to the date of this Lease and caused by or resulting from the negligent acts or omissions or willful misconduct of Landlord, its employees, authorized agents, or contractors, and which release or condition violates the provisions of, or necessitates any removal, treatment, or other remedial action under, any past, present, or future federal, state, or local statute or ordinance or any regulation, requirement, or directive of any governmental authority with jurisdiction relating to protection of the environment, Landlord agrees to defend, indemnify, and hold harmless Tenant from and against any and all losses, claims, liabilities, damages, demands, fines, costs, and expenses (including reasonable attorneys' fees and legal expenses) arising out of or resulting therefrom.

4.       TAXES AND OTHER CHARGES.

         A. Tenant agrees to pay its proportionate share of any and all real and personal property taxes, regular and special assessments, license fees, public service impact fees and other charges of any kind and nature whatsoever, payable by Landlord as a result of any public or quasi-public authority, private party, or owner's association levy, assessment or imposition against, or arising out of Landlord's ownership of or interest in, the real estate described in Exhibit "B" attached hereto, together with the building and the grounds, parking areas, driveways, roads, and alleys around the building in which the Premises are located, or any part thereof (hereinafter collectively referred to as the "Charges"). Landlord will deliver Tenant a statement of taxes owed by March 15th, and September 15th, of each year of the Lease term. Tenant shall make payment for said taxes on or before April 1st, and October 1st annually. Each Payment shall be due and payable, as additional rent at the same time and in the same manner as the payment of monthly rental as provided herein. The amount of the initial and last Payment will be prorated accordingly. Tenant's proportionate share of the Charges shall be computed by multiplying the Charges by a fraction, the numerator of which shall be the number of gross leasable square feet of floor space in the Premises and the denominator of which shall be the total applicable gross leasable square footage; or such other equitable apportionment as may be reasonably determined.

         B. If Tenant should fail to pay any taxes required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes, assessments, license fees and other charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable upon demand as additional rental plus interest at the rate of eighteen percent (18%) per annum from the date of payment by Landlord until repaid by Tenant.

                                       2

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

         C. (1) If at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, fees or charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings, then all such taxes, assessments, fees or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Charges" for the purposes hereof.

                  (2) Tenant may, alone or along with other tenants of the building containing the Premises, at its sole cost and expense, in its or their own name(s) dispute and contest any Charges by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest have deposited with Landlord the amount so contested and unpaid or their proportionate shares thereof as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties and other liabilities associated with the proceeding(s), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord upon demand Tenant's share (as among all Tenants who participated in the contest) of all court costs, interest, penalties and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage or expense (including attorney's fees) in connection with any such proceedings.

                  (3) Any payment to be made pursuant to this Paragraph 4 with respect to the calendar year in which this Lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full calendar year as that part of such calendar year by the Lease Term bears to a full calendar year.

         D. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

5.       TENANT'S MAINTENANCE.

         A. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repair and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floor and floor covering, roof (up to $1,000 per year - see paragraph #6), downspouts, gutters, heating and air-conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition and maintain the landscaping. Tenant shall not be obligated to repair any damage caused by fire, tornado, or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 14(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

         B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents, licensees or invites.

         C. Tenant and its employees, customers and licensees shall have the right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. If Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of a common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible Tenant, shall pay the entire cost thereof, upon demand, as additional rent.

         D. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor or servicing all heating and air-conditioning systems and equipment within the Premises.

         E. Tenant shall at its own cost and expense provide for all services and repairs to the Premises including but not limited to lighting, water, sewage, trash removal, exterior painting after the initial painting to be paid for by Landlord, exterior window cleaning, sweeping, policing, maintaining of plumbing and sewer drain lines, plumbing, paving, landscape maintenance, and other like charges necessary to maintain, operate, and keep the premises in reasonably good condition and repair.

                                       3

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

6. LANDLORD'S REPAIRS. After reasonable notice from Tenant, Landlord shall repair the exterior walls and foundations, and the cost thereof shall be paid by Landlord. In addition, after reasonable notice from Tenant, Landlord shall repair the roof, only if said repair is in excess of $1,000.00 per year (not to be cumulative). If said repair is less than $1,000.00, said repair shall be passed through to Tenant as stated in paragraph #7. However, after Landlord installs a new roof on the building, all costs for repair and maintenance of the roof thereafter shall be borne by Tenant, with a cumulative annual cap of $1,000.00. Tenant shall repair and pay for any damage to such items to be maintained by Landlord caused by any act, omission or negligence of Tenant, or Tenant's employees, agents, licensees or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have a reasonable opportunity and time to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance for the curing of such defect.

7. MONTHLY COMMON-AREA MAINTENANCE CHARGE. Tenant agrees to pay as an additional charge each month its proportionate share of the cost of operation and maintenance of the Common Area, unless said costs are paid directly by Tenant, which shall be defined from time to time by Landlord. Common Area costs which may be incurred by Landlord, at its discretion, shall include, but not be limited to costs incurred for lighting, water, sewage, trash removal, paving, exterior painting, exterior window cleaning, sweeping, accounting, policing, services negotiation, customary property management fee not to exceed 5% of said costs, sewer lines, plumbing, paving, landscape maintenance, plant material replacement and other like charges, and for administration of the items set forth in this paragraph. Landlord shall maintain the Common Areas in reasonably good condition and repair. The proportionate share to be paid by Tenant of the cost of operation and maintenance of the Common Area shall be computed on the ratio that the gross leasable square feet of the Premises bears to the total applicable gross leasable square footage or such other equitable apportionment as may be reasonably determined. Landlord shall make monthly or other periodic charges based upon the estimated annual cost of operation and maintenance of the Common Area, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. Any such periodic charges shall be due and payable upon delivery of notice thereof. The initial Common-Area Maintenance Charges, subject to adjustment as provided herein, shall be due and payable, as additional rent, at the same time and in the same manner as the time and manner of the payment of monthly rental as provided herein. The amount of the initial monthly Common-Area Maintenance Charge shall be as specified in the Basic Lease Information.

         It is the intent of this Lease that the Tenant shall pay all common-area maintenance charges, and operating expenses directly once Allied Signal has vacated and its lease expires for the third floor, except for building insurance, which will be billed to Tenant once a year. This paragraph #7 is to apply if a second building is constructed on this property. In the event a second building is constructed on this property, the appropriate common-area maintenance charges, and operating expenses shall be pro-rated accordingly.

8.       RENTAL ADJUSTMENT

         The base monthly rental rate stated in Paragraph 2 of the Lease shall be adjusted annually in the following manner.

                  Year         1:           $23,361.00 per month, NNN
                  Years    2 - 3:           $33,082.00 per month, NNN
                  Years    4 - 5:           $35,149.00 per month, NNN
                  Years    6 - 7:           $38,457.00 per month, NNN
                  Years   8 - 10:           $42,593.00 per month, NNN

         In the event Allied Signal vacates the third floor prior to the beginning of year two of this Lease, Tenant shall pay an additional $1,500.00 per month as base rent plus all operating expenses for said space (approximately 10,204 sf), for the balance of year one if this space remains unoccupied. In the event Tenant occupies this space prior to the beginning of year two of this Lease (other than for storage purposes), Tenant shall pay rent for this space of $2,500.00 per month, NNN as base rent for said space, if the elevator and stairs are not required by Tenant prior to the beginning of year two of this Lease. In the event Tenant occupies this space prior to the beginning of year two of this Lease (other than for storage purposes), Tenant shall pay $7,653.00 per month, NNN ($.75 psf, NNN) as base rent for said space, but only if Tenant requires Landlord to install an elevator and stairs to the third floor prior to the beginning of year two of this Lease.

9.       ALTERATIONS.

         A. Tenant shall not make any alterations, additions or improvements to the Premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixture as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions,

                                       4

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB
         improvements and partitions erected by Tenant shall be and remain the property of Tenant during the Term of the Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, to remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the date of termination of this Lease or upon earlier vacating of the Premises, provided, however, that if Landlord so elects prior to termination of this Lease or upon earlier vacating of the Premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease or upon earlier vacating of the Premises and shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by Landlord; upon any such removal Tenant shall restore the Premises to their original condition, less reasonable wear and tear. All such removals and restoration shall be accomplished in good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises.

         B. Tenant shall remove any sumps and clarifiers and any related Hazardous Materials ("Hazardous Material" shall mean petroleum and petroleum products, asbestos, and PCBs and any "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, or the Resource Conservation and Recovery Act, as amended, and "hazardous" or "toxic" in the regulations adopted or publication promulgated pursuant to any of said laws) in or about the Premises and associated with Tenant's use and occupancy thereof upon the expiration or earlier termination of this Lease.

         C. Notwithstanding anything to the contrary contained herein, Landlord agrees that the Tenant shall not be responsible for, and Landlord shall hold Tenant harmless against, any costs of cleanup or removal arising from or associated with any hazardous material existing in, on or throughout the Premises, as of the date Tenant occupies the Premises pursuant to the terms of this Lease.

10. SIGNS. Tenant shall not install signs upon the Premises without Landlord's prior written approval, and any such signage shall be subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this Lease. Such installations and removals shall be made in such a manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration caused by such installation and/or removal.

11.      INSPECTION.

         A. Upon reasonable notice, Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the period that is six (6) months prior to the end of the Term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available.

         B. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for the purposes of determining Tenant's responsibility for repairs and restoration. It shall be the responsibility of Tenant, prior to vacating the Premises, to clean and repair the Premises and restore them to the condition in which they were in upon delivery of the Premises to Tenant at the Commencement Date, reasonable wear and tear excepted. Cleaning, repair and restoration shall include, but not be limited to, removal of all trash, cleaning and repainting of walls, where necessary, cleaning of carpet and flooring, replacement of light bulbs and tubes, cleaning and wiping down of all fixtures, maintenance and repair of all heating and air-conditioning systems, and all similar work, which shall be done at the latest practical date prior to vacation of the Premises.

12. UTILITIES. Landlord agrees to provide at its cost water, electricity and gas service connections into the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other Premises. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises.

13.      ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not have the right, voluntarily or involuntarily, to assign, convey, transfer, mortgage or sublet the whole or any part of the Premises under this Lease without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

                                       5

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

         B. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment, transfer or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

14.      INSURANCE, FIRE AND CASUALTY DAMAGE.

         A. Landlord agrees to maintain insurance covering the building of which the Premises are a part in the amount not less than eighty percent (80%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement costs" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraph 14, C, D, E below, such insurance shall be for the sole benefit of Landlord and under its sole control.

         B. Tenant agrees to pay its proportionate share of Landlord's cost of carrying fire and extended coverage insurance ("Insurance") on the building. During each month of the term of this Lease, Tenant shall make a monthly escrow deposit with Landlord equal to one-twelfth of its proportionate share of the insurance on the buildings and grounds which will be due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited by him with Landlord under this paragraph to pay the cost of such Insurance. Each Insurance Escrow Payment shall be due and payable, as additional rent, at the same time and manner of the payment of the monthly rental as provided herein. The initial share of the estimated insurance for the year in question, and the monthly Insurance Escrow Payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly escrow of Tenant's estimated proportionate share of this Insurance. The Insurance Escrow Payment account of Tenant shall be reconciled annually. If the Tenant's total Insurance Escrow Payments are less than Tenant's actual pro rata share of the Insurance, Tenant shall pay to Landlord upon demand the difference; if the total Insurance Escrow Payments of Tenant are more than Tenant's actual pro rata share of the Insurance, Landlord shall promptly refund the balance of such excess to Tenant after first crediting the excess to the next monthly payment by Tenant for its proportionate share of Taxes and Insurance. Tenant's cost of Insurance shall be computed by multiplying the cost of insurance by a fraction, the numerator of which shall be the number of gross leasable square feet of floor space in the Premises and the denominator of which shall be the total applicable gross leasable square footage. The amount of the initial monthly Insurance Escrow Payment will be as specified in he Basic Lease information.

         C. If the building, of which the Premises are a part, should be damaged or destroyed by fire, tornado, earthquake or other casualty, Tenant shall give immediate written notice thereof to Landlord.

         D. If the building, of which the Premises are a part, should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage. Landlord shall give notice to Tenant in writing of its determination to terminate this Lease within ninety (90) days following the date of the occurrence of such damage.

         E. If the building, of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 14(a) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred
         (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such building to substantially restore the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partition, fixtures, additions and other improvements which may have been placed in, or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination at Tenant's exclusive remedy, whereupon, all rights and obligations hereunder shall cease and terminate.

                                       6

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

         F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises required that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         G. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

15. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, servants, guests, invitees or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its employees, agents, servants, guests, invitees or visitors, or of any other person entering upon the Premises, or caused by the building and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever related to the Lease tenancy, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's employees, agents, servants, guests, invitees and visitors from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the cause of which is the negligence of Landlord or Landlord's employees or Agents or the failure of Landlord to repair any part of the Premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant's obligation to indemnify Landlord under this Paragraph 15 includes an obligation to indemnify for losses resulting from death or injury to Tenant's employees, and Tenant accordingly hereby waives any and all immunities it now has or hereafter may have under any Industrial Insurance Act, or other worker's compensation, disability benefit or other similar act which would otherwise be applicable in the case of such a claim. Tenant shall procure and maintain throughout the term of this Lease a policy or policies of Insurance , at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $3,000,000 per occurrence in respect of injury to persons (including death) and in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. A Certificate of Insurance shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such Certificate of Insurance. A Certificate of Insurance shall be delivered to Landlord. Not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

16.      CONDEMNATION.

         A. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

         B. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extend as may be fair and reasonable under all of the circumstances.

         C. In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive the entire award. Tenant shall be entitled to make a claim in any condemnation proceedings which does not reduce the amount of Landlord's award, for the value of any furniture, furnishings and fixtures installed by and at the sole expense of Tenant.

                                       7

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

17. HOLDING OVER. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1-1/2) the Base Rent in effect on the termination date, plus all additional rental as defined herein, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this paragraph 17 shall not be construed as Landlord's consent for Tenant to hold over.

18. QUITE ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good fee or leasehold title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant , upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

19. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

         A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

         B. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         C. Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

         D. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         E. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph 19), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

20. REMEDIES. Upon the occurrence of any such events of default described in Paragraph 19 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

         A. Landlord may accelerate all rent payments due hereunder which shall then become immediately due and payable.

         B. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by all legal means without being liable for prosecution or any claim of damages therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

         C. Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by all legal means without being liable for prosecution or any claim for damages therefor, and relet the Premises for such terms ending before, on or after the expiration date of the Lease Term, at such rentals and upon such other conditions (including concessions and prior occupancy periods) as Landlord in its sole discretion may determine, and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. Landlord shall use its good faith efforts to relet the Premises but shall not be liable for refusal or failure to relet or in the event of reletting for refusal or failure to collect any rent due upon such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

                                       8

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

         D. Enter upon the Premises, by all legal means without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

         E. Whether or not Landlord retakes possession or relets the Premises, Landlord shall have the right to recover unpaid rent and all damages caused by Tenant's default, including attorney's fees. Damage shall include, without limitation, all rents lost, all legal expenses and other related costs incurred by Landlord following Tenant's default, all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, all costs (including without limitation any brokerage commissions and the value of Landlord's time) incurred by Landlord, plus interest thereon from the date of expenditure until fully repaid at the rate of eighteen percent (18%) per annum.

         F. In the event Tenant fails to pay an installment of rent, additional rent or other charges hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Any and all late rent shall bear an eighteen percent (18%) interest rate.

         G. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, such remedies being cumulative and non-exclusive, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the Lease Term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgage (s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon provided, however, that if the mortgagee, trustee or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgages or deed of trust. Tenant shall at any time hereafter on reasonable demand execute any reasonable instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.

22. LANDLORD'S DEFAULT. In the event Landlord should become in default in any payment due on any such mortgage described in Paragraph 22 hereof or in the payment of taxes or any other item which might become a lien upon the Premises and which Tenant is not obligated to pay under the terms and provisions of this Lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 23 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

23. MECHANICS LIENS. Tenant shall have no authority, express or Implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach

                                       9

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB
         to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant or Landlord shall be deemed to be complied with when and if the following steps are taken:

         A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

         B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

         C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not after three (3) days from deposit in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

         LANDLORD:                            TENANT:
         K-M Properties                       Advanced Digital Information Corp.
                                              10201 Willows Road NE
                                              Redmond, WA 98073

         If and when included within the term "Landlord" as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord: if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

25.      MISCELLANEOUS.

         A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

         C. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

         E. This Lease may not be alter, changed or amended except by an instrument in writing signed by both parties hereto.

                                       10

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

         F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air-conditioning systems and equipment therein, in good condition and repair pursuant to Paragraph 11 (B) hereof. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 26 (F).

         G. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause of provision as may be possible and be legal, valid and enforceable.

         H. Because the Premises are on the open market and are presently being shown, this Lease shall be treated as an offer with the Premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the Premises without notice, and this Lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

         I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

         J. During the term of this Lease and any subsequent option periods, Landlord shall have the right to request and obtain Tenant's current financial statements with reasonable advance notice. Tenant shall comply with Landlord's request for financial statements in a reasonable time frame not to exceed thirty (30) days from the date of request.

26. LIABILITY OF LANDLORD. Tenant agrees that no trustee, officer, employee, agent or individual partner of Landlord, or its constituent entitles, shall be personally liable for any obligation of Landlord hereunder, and that Tenant must look solely to the interests of Landlord, or its constituent entitles in the subject real estate, for the enforcement of any claims against Landlord arising hereunder.

27. POSSESSION. Landlord will provide Tenant with partial possession of the premises approximately July 17, 1995 to start any tenant improvement work required. Beginning August 1, 1995, Landlord will deliver the premises with new paint throughout the first and second floors. Tenant shall pay a base rent of $5,250.00 plus operating expenses for floors one and two for rent during this early occupancy period of August, 1995.

28. RIGHT OF FIRST OPPORTUNITY TO NEGOTIATE. If and when Landlord chooses to sell the subject building during the lease term, and provided that Tenant is not in default, Landlord agrees to give Tenant the first opportunity to negotiate with Landlord for the purchase of the building. Tenant shall have thirty (30) days from the date Landlord advises Tenant of Landlord's decision to sell to negotiate a definitive purchase and sale agreement with Landlord. During this thirty (30) day period, neither party is under any compulsion, express or implied, to enter into a purchase and sale agreement.

         After expiration of the thirty (30) day period, Landlord shall have the unrestricted right to sell the property to any other parties, or at its sale option, to continue to negotiate with Tenant.

         If the Landlord has not entered into a letter of intent, option, or purchase and sale agreement by the end of six (6) months following expiration of the initial thirty (30) day negotiation opportunity period, then Tenant shall have a second right to negotiate with Landlord for an additional thirty (30) day period, provided Landlord is still offering the building for sale.

         During the first and second opportunity periods Landlord shall have the right to receive and entertain offers from other prospective buyers of the building.

                                       11

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

30.      ADDITIONAL PROVISIONS.

         Exhibit "A"   -   Building Floor Plates
         Exhibit "B"   -   Legal Description
         Exhibit "C"   -   Floor Plan
         Exhibit "D"   -   Rules & Regulations

         LANDLORD:                      TENANT:
         K-M PROPERTIES                 ADVANCED DIGITAL INFORMATION CORPORATION

         By: /s/ CHARLES H. MORSE       By: /s/ BARRY W. BRUGMAN
            -------------------------      -------------------------

         Its: Partner                   Its: VP Operations
             ------------------------       ------------------------

         Date: 5/11/95                  Date: 5/9/95
              -----------------------        -----------------------





                                       12

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

CORPORATE ACKNOWLEDGEMENT:
State of Washington      )

                         ) ss.

County of King           )

         On this 9th day of May, 1995 before me personally appeared Barry Brugman to me known to be the Vice President of the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.

                           Signature:       /s/ ROBERT C. PINCUS
                                           -------------------------------------
                           Print Name:          Robert C. Pincus
                                           -------------------------------------
                                                    Notary Public in and for the

(Seal)                                     State of Washington
                                                    ----------------------------
                                           Residing in Washington
                                                       -------------------------
                                           My appointment expires March 22, 1999
                                                                  --------------

CORPORATE ACKNOWLEDGEMENT:
State of_________________)

                         ) ss.

County of________________)

         On this _____ day of _________, 19__ before me personally appeared __________________________ to me known to be the _______________________________
of the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.

                           Signature:
                                            ------------------------------------
                           Print Name:
                                            ------------------------------------
                                                    Notary Public in and for the

(Seal)                                      State of
                                                    ----------------------------
                                            Residing in
                                                       -------------------------
                                            My appointment expires
                                                                  --------------

INDIVIDUAL ACKNOWLEDGEMENT:
State of_________________)

                         ) ss.

County of________________)

         On this _____ day of _________, 19__ before me personally appeared __________________________ to me known to be the individual, or individuals, described in and who executed the within and foregoing instrument, and acknowledged that __________________________ signed the same as _______________
free and voluntary act and deed, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.

                           Signature:
                                            ------------------------------------
                           Print Name:
                                            ------------------------------------
                                                    Notary Public in and for the

(Seal)                                      State of
                                                    ----------------------------
                                            Residing in
                                                       -------------------------
                                            My appointment expires
                                                                  --------------

                                       13

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

                               GUARANTY OF LEASE

         THIS GUARANTY OF LEASE is attached to and is hereby made a part of that certain Lease dated April 20, 1995, between K-M Properties (Landlord), and Advanced Digital Information Corporation (Tenant).

         FOR VALUE RECEIVED and in consideration of and as an inducement to Landlord entering into this Lease, the undersigned guarantor ("Guarantor") unconditionally and continuously guarantees to Landlord, its successors and assigns, the full and timely performance and observance by Tenant of all the terms and conditions of the Lease to be performed and observed by Tenant.

         This Guaranty and the obligations of Guarantor hereunder shall not be terminated or impaired by reason of the granting by Landlord of any indulgences to Tenant or the assertion by Landlord against Tenant of any of Landlord's rights or remedies under the Lease, or by the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise, whether or not Guarantor has received notice of same. Guarantor waives all suretyship defenses and waives notice of any breach by Tenant.

         This Guaranty shall continue in full force and effect as to any renewal, amendment, modification, extension, assignment or transfer of the Lease or any subletting of the Lease premises, whether or not Guarantor shall have received notice of or consented to the same. The liability of Guarantor under this Guaranty is primary and absolute, and Landlord may at its option proceed against Guarantor without proceeding against Tenant. Any action against Guarantor may be brought in the county in which the Lease premises are located, or in King County, Washington, at Landlord's option.

         Landlord's delay or failure to insist upon the strict performance or observance of any obligation of Tenant under the Lease or to exercise any right or remedy available under the Lease or at law or in equity, shall not be construed to be a waiver of Landlord's prerogative to insist upon such strict performance or observance or to exercise any such right or remedy. Receipt by Landlord of rent or other payment with knowledge of a breach of any term or condition of the Lease shall not be construed to be a waiver of such breach.

         The liability of Guarantor hereunder shall not be affected or limited by: the release or discharge of Tenant in any creditors', receivership, bankruptcy or other proceedings; the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's said liability under the Lease, resulting from the operation of any present or future provision of the federal bankruptcy laws or other statutes or from the decision in any court; the rejection of disaffirmance of the Lease in any such proceedings; any disability or other defense of Tenant; or the cessation, from any cause whatsoever, of the liability of Tenant.

         Until all the terms, conditions and agreements of the Lease are fully performed and observed by Tenant, Guarantor hereby waives the right to enforce any claim, right of remedy with Guarantor now has or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and Guarantor hereby subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

         This Guaranty shall inure to the benefit of the Landlord, its affiliates, successors and assigns, and shall be binding upon the successors and assigns of Guarantor.

         This Guaranty is irrevocable and may not be changed, affected, discharged or terminated other than by an agreement in writing signed by Guarantor and Landlord.

         Guarantor shall pay all costs and expenses paid or incurred by Landlord in enforcing either the Lease or this Guaranty, including court costs and a reasonable amount for legal services performed by counsel, whether employed or retained by Landlord.

         DATED this 9th day of May, 1995.

                                            GUARANTOR:   INTERPOINT CORPORATION

                                            By: /s/ LESLIE S. ROCK
                                               ---------------------------------
                                                  (Signature)
                                                Leslie S. Rock
                                               ---------------------------------
                                                  (Name - PLEASE PRINT)

                                            Its: Vice President, Treasurer
                                                --------------------------------

BUSINESS ADDRESS:      10301 Willows Road
                    -------------------------------
                       Redmond, WA 98052
                    -------------------------------

BUSINESS TELEPHONE:    (206) 882-3100
                    -------------------------------

                                       14

                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB

                                  EXHIBIT C-1

Lease Agreement between K-M Properties and Advanced Digital Information Corporation.

TENANT AND BUILDING IMPROVEMENTS

Landlord will deliver a clean building in an "as is" condition, and will repair damages, if any exist. Landlord shall provide the following tenant and building improvements, at its sole cost and expense, by the date shown next to each item.

   Item:                                                              Date:
   A)  Paint the interior of floors 1 &2.                             No later than August 1, 1995.

   B)  Paint the exterior of the building.                            No later than September 1, 1997.

   C)  Add approximately 40 parking spaces.                           No later than September 1, 1997.

   D)  Add an elevator and interior stairway to the 3rd floor.        No later than September 1, 1996.


                                                                  Please Initial

                                                                  Landlord CHM

                                                                  Tenant   BWB